                                                                  July 10, 2001
DEAR SHAREHOLDER:

During the first half of the year, the high yield market enjoyed a modest improvement from the beaten down levels experienced late last year. According to the Lehman Brothers High Yield Index, a broad measure of the market, the market's yield declined from 14.5% to 12.7%. The difference in yield between high yield securities and 10 year US Treasuries tightened from in excess of 930 basis points to 730 basis points. While we are pleased that the market has rebounded some, we believe the near term outlook remains mixed. However, present valuations appear to be discounting these near term concerns.

Over the last several years, the high yield market has been plagued by credit concerns, diminished liquidity in the markets, and reduced access to capital. These concerns are inherently correlated, but in particular, the adverse credit environment of the last two years has been marked by sharply tightened lending standards by commercial banks in the US. We would opine that the market cannot enjoy a sustainable recovery until banks begin to ease some of their lending restrictions. Meanwhile, we appear to be fighting the settling in of economic recession. In addition, the strength of the US dollar has been problematic to a wide breadth of US companies; any company that competes in the global marketplace has been disadvantaged competitively by the strength of the dollar. We expect that the Fed's aggressive actions to lower short-term rates will mitigate some of the present economic malaise over the next six months to a year.

Given our modest expectations for the economy, over the past year we have increased exposure to sectors such as electric utilities and healthcare that we believe should show the least impact from a reduction in economic activity; likewise, we have sought to reduce exposure to heavier industrial type companies. We have historically had a lower exposure to the telecom sector than the overall high yield market, and we have reduced this further as well, given the very uncertain environment these companies face. In general, higher quality issues have sharply outperformed lower quality issues within the high yield spectrum, reflecting the market's present adversion to risk. We have upgraded the quality of the portfolio over the past two years. At this time, we believe that risk/reward valuations do not necessarily support additional upgrading within the high yield universe.

The Fund's performance is detailed in the table below. The Fund is leveraged as a result of issuance of preferred stock. Leverage will positively amplify returns when principal returns are positive, and negatively impact returns when principal returns are negative. Leverage was a dual edged sword during the first half of the year, as it benefitted the Fund during the early part of the year, but detracted towards the end of the period. The market weakened in June, in particular, as sentiment became less sanguine following numerous earnings downgrades and reduced earnings expectations from corporate America. As we noted above, we believe the near term economic outlook remains mixed.

                                               TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001
                                               ---------------------------------------------
              THREE YEARS                                              ---------------------------
                                          SIX MOS        ONE YEAR      CUMULATIVE      AVG. ANNUAL
                                          -------        --------      ----------      -----------
New America High Income Fund
   (NAV and Dividends)                      6.5%          (6.9)%         (14.9)%         (5.2)%
Lipper Closed-End Fund Leveraged
   High Yield Average                       1.3%          (9.9)%         (15.8)%         (5.9)%
New America High Income Fund
   (Stock Price and Dividends)*            20.3%           0.8%          (14.2)%         (5.0)%

* Because the Fund's shares may trade at either a discount or a premium to the Fund's net asset value per share, returns based upon the share price and dividends will tend to differ from those derived from the underlying change in net asset value.


Source: Lipper Analytical Services, Inc., and The New America High Income Fund, Inc.

The Fund is highly diversified with exposure to approximately 140 corporate issuers. The Fund's top ten holdings represent just under 20% of the total portfolio measured by market value. Excluding the impact of cash, the average rating of the Fund's holdings was Ba3 by Moody's and BB- by Standard and Poor's. The average yield on the Portfolio (including the yield on cash equivalents) was 11.5%.

As always, we appreciate your interest in the Fund.

Sincerely,


/s/ Robert F. Birch                          /s/ Catherine A. Smith
-------------------------------------        -----------------------------------
Robert F. Birch                              Catherine A. Smith
President                                    Senior Vice President
The New America High Income Fund, Inc.       Wellington Management Company, LLP

                     The New America High Income Fund, Inc.

SCHEDULE OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
(Dollar Amounts in Thousands)

PRINCIPAL                                       MOODY'S    VALUE
AMOUNT/UNITS                                    RATING    (NOTE 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 92.89% (d)
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.55%
$ 2,500  L-3 Communications Corporation,
           Senior Subordinated Notes,
           8.50%, 05/15/08                       B1     $  2,537
  3,000  Moog, Inc., Senior Subordinated
           Notes, 10%, 05/01/06                  B1        3,060
                                                        --------
                                                           5,597
                                                        --------

AUTOMOBILE -- 2.11%
  2,500  Accuride Corporation, Senior
           Subordinated Notes, 9.25%,
           02/01/08                              B2        1,650
  2,000  Exide Corporation, Senior Notes,
           10%, 04/15/05                         B1        1,710
  3,500  Federal-Mogul Corporation, Notes,
           7.375%, 01/15/06                      B3          455
  1,000  Federal-Mogul Corporation, Notes,
           7.50%, 01/15/09                       Caa2        120
  1,000  Federal-Mogul Corporation, Senior
           Notes, 8.80%, 04/15/07                Caa2        130
  2,000  Hayes Lemmerz International, Inc.,
           Senior Notes, 11.875%,
           06/15/06 (g)                          B2        1,965
  3,000  Key Plastics, Inc., Senior
           Subordinated Notes, 10.25%,
           03/15/07 (a)(b)                       (e)          --
  1,500  Lear Corporation, Subordinated
           Notes, 9.50%, 07/15/06                Ba3       1,564
                                                        --------
                                                           7,594
                                                        --------

BANKING -- 2.78%
  5,000  People's Bank, Subordinated Notes,
           9.875%, 11/15/10                      Baa3      5,304
  5,000  Western Financial Savings Bank,
           Subordinated Capital Debentures,
           8.875%, 08/01/07                      B2        4,700
                                                        --------
                                                          10,004
                                                        --------

BROADCASTING AND ENTERTAINMENT -- 8.79%
  4,050  Adelphia Communications
           Corporation, Senior Notes,
           8.375%, 02/01/08                      B2        3,665
  2,500  Adelphia Communications
           Corporation, Senior Notes,
           9.875%, 03/01/07                      B2        2,463
  2,500  Adelphia Communications
           Corporation, Senior Notes,
           10.25%, 06/15/11                      B2        2,450
  3,000  CSC Holdings, Inc., Senior
           Debentures, Series B, 8.125%,
           08/15/09                              Ba1       2,969
  1,000  CSC Holdings, Inc., Senior
           Subordinated Notes, 9.875%,
           05/15/06                              Ba3       1,040
  1,000  Echostar DBS Corporation,
           Senior Notes, 9.25%,
           02/01/06                              B1          997
  1,500  Fox/Liberty Networks, LLC,
           Senior Notes, 8.875%, 08/15/07        Ba1       1,560
  3,500  Globo Communcacoes e
           Participacoes S.A., Notes,
           10.625%, 12/15/08 (g)                 B1        2,949
  3,450  Insight Midwest, L.P., Senior Notes,
           9.75%, 10/01/09                       B1        3,553
  1,500  Insight Midwest, L.P., Senior Notes,
           10.50%, 11/01/10(g)                   B1        1,582
  2,500  Mediacom Broadband LLC, Senior
           Notes, 11%, 07/15/13 (g)              B2        2,537
  2,280  Rogers Communications Inc.,
           Senior Notes, 8.875%, 07/15/07        Ba2       2,286
    750  Time Warner Telecom, Inc., Senior
           Notes, 10.125%, 02/01/11              B2          683
  1,500  United-Pan Europe
           Communications N.V., Senior
           Notes, 11.25%, 02/01/10               B2          540
  2,500  Young Broadcasting Inc., Senior
           Subordinated Notes, 10%,
           03/01/11 (g)                          Caa1      2,412
                                                        --------
                                                          31,686
                                                        --------

BUILDING AND REAL ESTATE -- 6.64%
    760  Beazer Homes USA, Inc., Senior
           Notes, 8.625%, 05/15/11               Ba3         756
  4,000  Beazer Homes USA, Inc., Senior
           Notes, 8.875%, 04/01/08               Ba3       4,020
  3,000  Del Webb Corporation, Senior
           Subordinated Debentures,
           10.25%, 02/15/10                      B2        3,090
  2,500  D.R. Horton, Inc., Senior Notes,
           8%, 02/01/09                          Ba1       2,400
  2,500  Kaufman and Broad Home
           Corporation, Senior Subordinated
           Notes, 9.625%, 11/15/06               B1        2,513

                     The accompanying notes are an integral
                       part of these financial statements.

                                       3

PRINCIPAL                                       MOODY'S    VALUE
AMOUNT/UNITS                                    RATING    (NOTE 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------------------
$ 4,000  The Ryland Group, Inc., Senior
           Subordinated Notes, 8.25%,
           04/01/08                              B1     $  3,880
    500  The Ryland Group, Inc., Senior
           Subordinated Notes, 9.125%,
           06/15/11                              B1          495
  2,000  Standard Pacific Corp., Senior
           Notes, 8%, 02/15/08                   Ba2       1,853
  5,000  Standard Pacific Corp., Senior
           Notes, 8.50%, 06/15/07                Ba2       4,925
                                                        --------
                                                          23,932
                                                        --------

CARGO TRANSPORTATION -- .93%
  2,500  The Kansas City Southern Railway
           Company, Senior Notes, 9.50%,
           10/01/08                              Ba2       2,644
    690  Navistar International Corporation,
           Senior Notes, 9.375%, 06/01/06 (g)    Ba1         695
                                                        --------
                                                           3,339
                                                        --------

CHEMICALS, PLASTICS AND RUBBER -- 3.84%
  1,000  Acetex Corporation, Senior Secured
           Notes, 9.75%, 10/01/03                B3        1,000
  4,500  Arco Chemical Company,
           Debentures, 9.80%, 02/01/20           Ba3       4,365
  3,000  Georgia Gulf Corporation, Senior
           Subordinated Notes, 10.375%,
           11/1/07                               B1        3,000
  2,620  Lyondell Chemical Company, Senior
           Subordinated Notes, 10.875%,
           05/01/09                              B2        2,613
    475  PMD Group Inc., Senior
           Subordinated Notes, 11%,
           02/28/11 (g)                          B3          489
  2,205  Resolution Performance Products
           LLC, Senior Subordinated Notes,
           13.50%, 11/15/10                      B2        2,365
                                                        --------
                                                          13,832
                                                        --------

CONTAINERS, PACKAGING AND GLASS -- 6.10%
  3,000  Abitibi-Consolidated Inc., Notes,
           7.875%, 08/01/09                      Baa3      3,004
  2,000  Abitibi-Consolidated Inc., Notes,
           8.55%, 08/01/10                       Baa3      2,109
  2,910  Consumers Packaging, Inc., Senior
           Notes, 9.75%, 02/01/07 (a)(b)         Caa2         62
  4,000  Container Corporation of America,
           Senior Notes, 9.75%, 04/01/03         B2        4,100
  1,000  Container Corporation of America,
           Senior Notes, Series-B, 10.75%,
           05/01/02                              B2        1,025
  2,500  Corning Consumer Products
           Company, Senior Subordinated
           Notes, 9.625%, 05/01/08               Ca          400
  1,000  Domtar Inc., Debentures, 9.50%,
           08/01/16                              Baa3      1,078
  2,815  Owens-Illinois, Inc., Senior Notes,
           7.85%, 05/15/04                       B3        2,224
  2,500  Owens-Illinois, Inc., Senior Notes,
           8.10%, 05/15/07                       B3        1,850
  3,500  Paperboard Industries International
           Inc., Senior Notes, 8.375%,
           09/15/07                              B2        3,154
  3,000  Silgan Corporation, Senior
           Subordinated Debentures, 9%,
           06/01/09                              B1        3,000
                                                        --------
                                                          22,006
                                                        --------

DIVERSIFIED/CONGLOMERATE MANUFACTURING -- .18%
  1,000  Numatics, Incorporated, Senior
           Subordinated Notes, 9.625%,
           04/01/08                              Caa2        630
                                                        --------

DIVERSIFIED/CONGLOMERATE SERVICE -- 2.93%
  5,000  Allied Waste North America, Inc.,
           Senior Notes, 7.625%, 01/01/06        Ba3       4,950
  1,000  Allied Waste North America, Inc.,
           Senior Subordinated Notes, 10%,
           08/01/09                              B2        1,030
  2,500  United Rentals (North America), Inc.,
           Senior Subordinated Notes, 9%,
           04/01/09                              B2        2,288
  1,300  Waste Management, Inc.,
           Debentures, 7.65%, 03/15/11           Ba1       1,326
  1,000  Waste Management, Inc., Senior
           Notes, 6.875%, 05/15/09               Ba1         972
                                                        --------
                                                          10,566
                                                        --------

DIVERSIFIED NATURAL RESOURCES, METALS AND
MINERALS -- 3.33%
  2,000  Caraustar Industries, Inc., Senior
           Subordinated Notes, 9.875%,
           04/01/11 (g)                          Ba1       1,870
  3,000  Millar Western Forest Products Ltd.,
           Senior Notes, 9.875%, 05/15/08        B2        2,820

                     The accompanying notes are an integral
                       part of these financial statements.

                                       4

PRINCIPAL                                       MOODY'S    VALUE
AMOUNT/UNITS                                    RATING    (NOTE 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------------------
$ 3,000  P&L Coal Holdings Corporation,
           Senior Notes, 8.875%, 05/15/08        Ba3    $  3,120
  3,950  Pacifica Papers Inc., Senior Notes,
           10%, 03/15/09                         B1        4,207
                                                        --------
                                                          12,017
                                                        --------

ELECTRONICS -- 4.78%
  4,000  Amkor Technology, Senior Notes,
           9.25%, 05/01/06                       Ba3       3,860
  1,200  Amphenol Corporation, Senior
           Subordinated Notes, 9.875%,
           05/15/07                              B1        1,260
  2,515  Fairchild Semiconductor
           Corporation, Senior Subordinated
           Notes, 10.375%, 10/01/07              B2        2,421
  2,000  MCMS, Inc., Senior Subordinated
           Notes, 9.75%, 03/01/08                Caa3        240
    460  SCG Holding Corporation, Senior
           Subordinated Notes, 12%,
           8/01/09                               B2          290
  1,500  Samsung Electronics America, Inc.,
           Guaranteed Notes, 9.75%,
           05/01/03 (g)                          Baa2      1,597
  3,600  Seagate Technology International,
           Senior Subordinated Notes,
           12.50%, 11/15/07 (g)                  B1        3,564
  1,750  Viasystems, Inc., Senior
           Subordinated Notes, 9.75%,
           06/01/07                              B3          875
  1,000  Viasystems, Inc., Senior
           Subordinated Notes, Series B,
           9.75%, 06/01/07                       B3          500
  2,500  WESCO Distribution, Inc., Senior
           Subordinated Notes, 9.125%,
           06/01/08                              B2        2,375
  1,500  Zilog, Inc., Senior Secured Notes,
           9.50%, 03/01/05                       Caa2        255
                                                        --------
                                                          17,237
                                                        --------

FINANCE -- 1.22%
  2,500  Golden State Holdings Inc., Senior
           Notes, 7.125%, 08/01/05               Ba1       2,424
  2,000  Navistar Financial Corporation,
           Senior Subordinated Notes, 9%,
           06/01/02                              Ba2       1,990
                                                        --------
                                                           4,414
                                                        --------

FURNISHINGS, HOUSEWARES, DURABLE CONSUMER
PRODUCTS -- .41%
  1,500  Nortek, Inc., Senior Notes,
           9.25%, 03/15/07                       B1        1,466
                                                        --------

HEALTHCARE, EDUCATION AND CHILDCARE -- 8.85%
  1,060  Alaris Medical Systems, Inc., Senior
           Subordinated Notes, 9.75%,
           12/01/06                              Caa1        742
  1,000  Bausch & Lomb, Incorporated,
           Notes 6.75%, 12/15/04                 Baa3        957
  3,000  Beverly Enterprises, Inc., Senior
           Notes, 9%, 02/15/06                   B1        3,064
  1,500  Bio Rad Labs, Inc., Senior
           Subordinated Notes, 11.625%,
           02/15/07                              B2        1,620
  4,000  Columbia/HCA Healthcare
           Corporation, Notes, 7.25%,
           05/20/08                              Ba1       3,845
  2,000  ConMed Corporation, Senior
           Subordinated Notes, 9%,
           03/15/08                              B3        1,960
  2,500  DJ Orthopedics LLC, Senior
           Subordinated Notes, 12.625%,
           06/15/09                              B3        2,487
  1,595  HCA-The Healthcare Company,
           Notes, 8.75%, 09/01/10                Ba1       1,699
  1,000  Manor Care Inc., Senior Notes, 8%,
           03/01/08 (g)                          Ba1       1,005
  2,595  Mediq/PRN Life Support Services,
           Inc., Senior Subordinated Notes,
           11%, 06/01/08 (a)(b)                  C            26
  2,500  Owens & Minor, Inc., Senior
           Subordinated Notes, 10.875%,
           06/01/06                              B1        2,640
  2,000  Quest Diagnostics, Inc., Senior
           Notes, 7.50%, 07/12/11                Ba1       1,990
  3,000  Tenet Healthcare Corporation,
           Senior Subordinated Notes,
           8.125%, 12/01/08                      Ba3       3,075
  2,500  Tenet Healthcare Corporation,
           Senior Subordinated Notes,
           8.625%, 01/15/07                      Ba3       2,613
    275  Triad Hospitals Holdings, Inc.,
           Notes, 8.75%, 05/01/09 (g)            B1          279
  2,135  Triad Hospitals Holdings, Inc.,
           Senior Subordinated Notes, 11%,
           05/15/09                              B2        2,306

                     The accompanying notes are an integral
                       part of these financial statements.

                                       5

PRINCIPAL                                       MOODY'S    VALUE
AMOUNT/UNITS                                    RATING    (NOTE 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------------------
$ 1,760  Universal Hospital Services, Inc.,
           Senior Notes, 10.25%, 03/01/08        B3     $  1,602
                                                        --------
                                                          31,910
                                                        --------

HOTELS, MOTELS, INNS AND GAMING -- 2.83%
  3,500  John Q. Hammons Hotels, L.P.,
           First Mortgage Notes, 8.875%,
           02/15/04                              B2        3,456
  3,075  Harrah's Operating Company, Inc.,
           Guaranteed Senior Notes,
           8%, 02/01/11                          Baa3      3,136
  1,000  Harrah's Operating Company, Inc.,
           Guaranteed Senior Subordinated
           Notes, 7.875%, 12/15/05.              Ba2       1,015
  1,500  Hollywood Casino Corporation,
           Senior Secured Notes, 11.25%,
           05/01/07                              B3        1,605
  1,000  Station Casinos, Inc., Senior
           Subordinated Notes, 8.875%,
           12/01/08                              B1        1,005
                                                        --------
                                                          10,217
                                                        --------

INSURANCE -- .95%
  3,490  Conseco, Incorporated, Senior Notes,
           10.75%, 06/15/08                      B1        3,420
                                                        --------

LEISURE, AMUSEMENT AND ENTERTAINMENT -- .13%
  1,500  Polaroid Corporation, Notes, 11.50%,
           02/15/06                              Caa3        450
                                                        --------

MACHINERY -- .80%
  1,500  Anthony Crane Rental, L.P., Senior
           Notes, 10.375%, 08/01/08              Caa1        780
    575  Bucyrus International, Inc., Senior
           Notes, 9.75%, 09/15/07                Caa1        224
  2,000  The IT Group, Inc., Senior
           Subordinated Notes, 11.25%,
           04/01/09                              B3        1,870
                                                        --------
                                                           2,874
                                                        --------

MINING, STEEL, IRON AND NON-PRECIOUS METALS --
2.36%
  3,000  AK Steel Corporation, Senior Notes,
           9.125%, 12/15/06                      Ba2       3,060
  4,000  Bayou Steel Corporation, First
           Mortgage Notes, 9.50%, 05/15/08       B3        2,140
  1,500  Century Aluminum Company, Senior
           Secured First Mortgage Notes,
           11.75%, 04/15/08 (g)                  Ba3       1,575
  1,665  National Steel Corporation, First
           Mortgage Bonds, 9.875%,
           03/01/09                              Caa1        649
  3,640  Weirton Steel Corporation, Senior
           Notes, 11.375%, 07/01/04              Caa1      1,097
                                                        --------
                                                           8,521
                                                        --------

OIL AND GAS -- 3.94%
  1,500  Canadian Forest Oil Ltd., Senior
           Subordinated Notes, 8.75%,
           09/15/07                              B1        1,526
  3,000  Clark Refining and Marketing, Inc.,
           Senior Notes, 8.375%, 11/15/07        Ba3       2,490
  2,000  Forest Oil Corporation, Senior Notes,
           8%, 06/15/08 (g)                      Ba3       1,950
  5,000  Frontier Oil Corporation, Senior
           Notes, 9.125%, 02/15/06               B2        5,000
  2,000  Pioneer Natural Resources Company,
           Senior Notes 9.625%, 04/01/10         Ba1       2,215
  1,005  Plains Resources Inc., Senior
           Subordinated Notes, 10.25%,
           03/15/06                              B2        1,035
                                                        --------
                                                          14,216
                                                        --------

PERSONAL, FOOD AND MISCELLANEOUS SERVICES --
 .71%
  2,500  True Temper Sports, Inc. Senior
           Subordinated Notes, 10.875%,
           12/01/08                              B3        2,575
                                                        --------

PERSONAL TRANSPORTATION -- 2.77%
  2,500  Air Canada, Senior Notes,
           10.25%, 03/15/11 (g)                  B1        2,288
    500  Atlas Air, Inc., Senior Notes, 9.375%,
           11/15/06                              B1          375
  2,000  Atlas Air, Inc., Senior Notes, 10.75%,
           08/01/05                              B1        1,600
  3,500  Delta Air Lines, Inc., Notes, 7.90%,
           12/15/09                              Baa3      3,335
  2,500  Northwest Airlines, Inc.
           8.875%, 06/01/06                      Ba2       2,397
                                                        --------
                                                           9,995
                                                        --------

                     The accompanying notes are an integral
                      part of these financial statements.

                                       6

PRINCIPAL                                       MOODY'S    VALUE
AMOUNT/UNITS                                    RATING    (NOTE 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 5.38%
$ 2,500  The Ackerley Group, Inc., Senior
           Subordinated Notes, 9%,
           01/15/09                              B2     $  2,187
  2,000  Boise Cascade Corporation,
           Debentures, 9.45%, 11/01/09           Baa3      2,093
  1,000  Doman Industries Limited, Senior
           Notes, 8.75%, 03/15/04                Caa1        600
  1,500  Doman Industries Limited, Senior
           Secured Notes, 12%, 07/01/04          B3        1,545
  4,000  Quebecor Media Inc., Senior Notes,
           11.125%, 07/15/11 (g)                 B2        3,990
  2,710  Sun Media Corporation, Senior
           Subordinated Notes, 9.50%,
           02/15/07                              B2        2,683
  6,255  World Color Press, Inc., Senior
           Subordinated Notes, 8.375%,
           11/15/08                              Baa3      6,286
                                                        --------
                                                          19,384
                                                        --------

RETAIL STORES -- 1.19%
  2,000  Kmart Corporation, Senior Notes,
           9.375%, 02/01/06                      Baa3      1,955
  2,500  J.C. Penney Company, Inc., Notes,
           7.60%, 04/01/07                       Ba2       2,337
                                                        --------
                                                           4,292
                                                        --------
TELECOMMUNICATIONS -- 10.03%
  5,000  AT&T Wireless Services, Inc.,
           Senior Notes, 7.875%,
           03/01/11 (g)                          Baa2      5,007
    725  BTI Telecom Corp., Senior Notes,
           10.50%, 09/15/07                      Caa1        145
  1,000  Charter Communications Holdings,
           LLC, Senior Notes, 8.25%,
           04/01/07                              B2          938
  1,000  Charter Communications Holdings,
           LLC, Senior Notes, 9.625%,
           11/15/09 (g)                          B2        1,000
  4,000  Charter Communications Holdings,
           LLC, Senior Notes, 10%, 04/01/09      B2        4,040
    575  Charter Communications Holdings,
           LLC, Senior Notes, 11.125%,
           01/15/11                              B2          607
  2,500  Citizens Communications Company,
           Notes, 9.25%, 05/15/11                Baa2      2,615
  2,750  Exodus Communications, Inc.,
           Senior Notes, 11.25%, 07/01/08        Caa1        908
  3,000  FLAG Limited, Senior Notes,
           8.25%, 01/30/08                       Ba3       2,430
  2,500  FLAG Telecom Holdings Limited,
           Senior Notes, 11.625%,
           03/30/10                              B2        1,700
  2,500  Global Crossing Holdings Ltd.,
           Senior Notes, 9.125%, 11/15/06        Ba2       1,969
  1,000  Hyperion Telecommunications, Inc.,
           Senior Secured Notes, 12.25%,
           09/01/04                              B3          800
    805  ITC DeltaCom, Inc., Senior Notes,
           8.875%, 03/01/08                      B2          459
    375  ITC DeltaCom, Inc., Senior Notes,
           11%, 06/01/07                         B2          248
    440  Level 3 Communications, Inc.,
           Senior Notes, 9.125%, 05/01/08        B3          185
  1,000  Lucent Technologies, Inc., Notes,
           5.50%, 11/15/08                       Ba1         640
  2,485  McLeodUSA Incorporated, Senior
           Notes, 9.25%, 07/15/07                B1        1,441
  1,500  McLeodUSA Incorporated, Senior
           Notes, 11.375%, 01/01/09              B1          945
  2,000  NTL Incorporated, Senior Notes,
           10%, 02/15/07                         B2        1,350
  1,000  Rogers Cantel Inc., Senior Secured
           Notes, 8.30%, 10/01/07                Baa3        960
  2,000  Rogers Wireless Inc., Senior
           Secured Notes, 9.625%,
           05/01/11 (g)                          Baa3      2,000
  3,000  Telewest Communications plc,
           Senior Notes, 9.875%, 02/01/10        B2        2,535
  2,000  Telewest Communications plc,
           Senior Notes, 11.25%, 11/01/08        B2        1,780
  1,000  360 Networks, Inc., Senior Notes,
           13%, 05/01/08 (a)(b)                  Ca           15
  3,000  Williams Communications Group,
           Inc., Senior Notes, 10.875%,
           10/01/09                              B2        1,230
    500  Williams Communications Group,
           Inc., Senior Notes, 11.875%,
           08/01/10                              B2          210
  1,000  Worldwide Fiber, Inc., Senior Notes,
           12%, 08/01/09 (a)(b)                  Ca           15
                                                        --------
                                                          36,172
                                                        --------

                     The accompanying notes are an integral
                       part of these financial statements.

                                       7

PRINCIPAL                                       MOODY'S  VALUE
AMOUNT/UNITS                                    RATING  (NOTE 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
--------------------------------------------------------------------------------
TEXTILES AND LEATHER -- .57%
$ 1,000  Burlington Industries, Inc., Notes,
           7.25%, 09/15/05                       Caa2     $    250
  2,320  Pillowtex Corporation, Senior
           Subordinated Notes, 9%,
           12/15/07 (a)(b)                       C              23
  4,890  WestPoint Stevens, Inc., Senior
           Notes, 7.875%, 06/15/08               Ca          1,785
                                                          --------
                                                             2,058
                                                          --------

UTILITIES -- 6.79%
  2,500  The AES Corporation, Senior Notes,
           8.75%, 06/15/08                       Ba1         2,462
  3,585  Avista Corporation, Senior Notes,
           9.75%, 06/01/08 (g)                   Baa2        3,866
  3,500  Calpine Corporation, Senior Notes,
           8.625%, 08/15/10                      Ba1         3,408
  4,500  Calpine Corporation, Senior Notes,
           8.75%, 07/15/07                       Ba1         4,540
  1,000  CMS Energy Corporation, Senior
           Notes, 7.50%, 01/15/09                Ba3           932
  2,500  CMS Energy Corporation, Senior
           Notes, 9.875%, 10/15/07               Ba3         2,619
  4,000  CMS Energy Corporation,
           Subordinated Notes, 7.625%,
           11/15/04                              Ba3         3,926
  2,500  TNP Enterprises, Inc., Senior
           Subordinated Notes, 10.25%,
           04/01/10                              Ba3         2,731
                                                          --------
                                                            24,484
                                                          --------
         TOTAL CORPORATE DEBT SECURITIES
           (Total cost of $379,198).                       334,888
                                                          --------

                                                          VALUE
SHARES                                                  (NOTE 1(a))
--------------------------------------------------------------------------------
PREFERRED STOCK -- .15% (d)
--------------------------------------------------------------------------------
BANKING -- 0.00%
    57,935 WestFed Holdings, Inc.,
           Cumulative, Series A, Preferred
           Stock, 15.50% (a)(c)(f)               (e)      $     --
                                                          --------
PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- .15%
    125  SF Holdings Group, Inc.,
           Exchangeable Preferred
           Stock, 13.75% (f)                     (e)           270
    121  SF Holdings, Group, Inc.,
           Exchangeable Preferred
           Stock, 13.75% (f)(g)                  (e)      $    261
                                                          --------
                                                               531
                                                          --------
         TOTAL PREFERRED STOCK
           (Total cost of $6,292)                              531
                                                          --------

COMMON STOCK AND WARRANTS -- 0% (d)
--------------------------------------------------------------------------------
    306  SF Holdings Group, Inc., Class C,
           Common Stock (f)(g)                                  --
 27,474  WestFed Holdings, Inc., Series B,
           Common Stock (a)(c)(f)                               --
                                                          --------
         TOTAL COMMON STOCK AND
         WARRANTS
           (Total cost of $2)                             $     --
                                                          ========

SHORT-TERM INVESTMENTS -- 2.59% (d)
--------------------------------------------------------------------------------
 $9,345  Paribas Corporation, Repurchase
           Agreement, 3.94%, 07/02/01,
           (Collateral U.S. Treasury Notes,
           5.75%, 11/30/02, $9,279
           principal)                                     $  9,345
                                                          --------
         TOTAL SHORT-TERM INVESTMENTS
           (Total cost of $9,345)                            9,345
                                                          --------
         TOTAL INVESTMENTS
           (Total cost of $394,837)                       $344,764
                                                          ========

(a) Denotes issuer is in bankruptcy proceedings.

(b) Nonincome producing security which is on nonaccrual and/or has defaulted on interest payments.

(c) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at June 30, 2001 was $0.

(d) Percentages indicated are based on total assets of $360,535.

(e) Not rated.

(f) Nonincome producing.

(g) Securities are exempt from registration under Rule 144A of the Securities
    Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $42,881 as of June 30, 2001.


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

BALANCE SHEET
JUNE 30, 2001 (UNAUDITED)

ASSETS: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
 cost of $394,837 see Schedule of Investments
 and Notes 1 and 2)                                            $  344,764
RECEIVABLES:
 Investment securities Sold                                         7,001
 Interest and dividends                                             8,701
PREPAID EXPENSES                                                       69
                                                               ----------
   Total assets                                                $  360,535
                                                               ----------
LIABILITIES:
PAYABLES:
 Investment securities purchased                               $    3,912
 Dividend payable on common stock                                     264
 Dividend payable on preferred stock                                  279
INTEREST RATE SWAP, at fair value (Note 6)                            475
ACCRUED EXPENSES (Note 3)                                             268
                                                               ----------
   Total liabilities                                           $    5,198
                                                               ----------
NET ASSETS:
AUCTION TERM PREFERRED STOCK:
 $1.00 par value, 1,000,000 shares authorized,
   6,400 shares issued and outstanding,
   liquidation preference of $25,000 per share
   (Notes 4 and 5)                                             $  160,000
                                                               ----------
COMMON STOCK:
 $0.01 par value, 200,000,000 shares authorized,
   67,745,984 shares issued and outstanding                    $      677
CAPITAL IN EXCESS OF PAR VALUE                                    338,008
UNDISTRIBUTED NET INVESTMENT INCOME
 (Note 2)                                                           2,757
ACCUMULATED NET REALIZED LOSS FROM
 SECURITIES TRANSACTIONS (Note 2)                                 (95,557)
NET UNREALIZED DEPRECIATION ON
 INVESTMENTS AND INTEREST RATE SWAPS                              (50,548)
                                                               ----------
 Net assets applicable to common stock
   (Equivalent to $2.88 per share, based on
   67,745,984 shares outstanding)                              $  195,337
                                                               ----------
TOTAL NET ASSETS                                               $  355,337
                                                               ==========
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME: (Note 1) (Dollars in thousands, except per share amounts)
 Interest income                                               $   18,367
 Other income                                                          74
                                                               ----------
   Total investment income                                     $   18,441
                                                               ----------
EXPENSES:
Cost of leverage:
 Preferred and auction fees                                    $      197
                                                               ----------
   Total cost of leverage                                      $      197
                                                               ----------
Professional services expenses:
 Management fees (Note 3)                                      $      455
 Custodian and transfer agent fees                                    125
 Legal fees                                                            90
 Audit fees                                                            49
                                                               ----------
   Total professional services expenses                        $      719
                                                               ----------
Administrative expenses:
 General administrative fees                                   $      203
 Directors' fees                                                      101
 NYSE fees                                                             28
 Miscellaneous expenses                                                27
 Shareholder meeting expenses                                          19
                                                               ----------
   Total administrative expenses                               $      378
                                                               ----------
   Total expenses                                              $    1,294
                                                               ----------
   Net investment income                                       $   17,147
                                                               ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENT ACTIVITIES:
 Realized loss on investments                                  $  (29,282)
                                                               ----------
 Change in net unrealized depreciation
  on investments                                               $   29,518
 Change in unrealized depreciation
   on interest rate swap agreements                                  (151)
                                                               ----------
   Total change in net unrealized depreciation on
     investments and interest rate swaps                       $   29,367
                                                               ----------
   Net gain on investments                                     $       85
                                                               ----------
   Net increase in net assets resulting from operations        $   17,232
                                                               ----------
COST OF PREFERRED LEVERAGE:
 Distributions to preferred stockholders                       $   (4,171)
 Net swap settlement disbursements (Note 6)                          (277)
                                                               ----------
   Total cost of preferred leverage                            $   (4,448)
                                                               ----------
 Net increase in net assets resulting from operations
   less cost of preferred leverage                             $   12,784
                                                               ==========

                     The accompanying notes are an integral
                      part of these financial statements.

                     The New America High Income Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED
                                                                                      JUNE 30, 2001      FOR THE YEAR ENDED
                                                                                       (UNAUDITED)        DECEMBER 31, 2000
                                                                                    ----------------     ------------------
FROM OPERATIONS: (Dollars in thousands, except per share amounts)
  Net investment income                                                                 $ 17,147              $  40,355
  Realized loss on investments, net                                                      (29,282)               (23,631)
  Change in net unrealized depreciation on investments and other
     financial instruments                                                                29,367                (43,718)
                                                                                        --------              ---------
     Net (decrease) increase in net assets resulting from operations                    $ 17,232              $ (26,994)
                                                                                        --------              ---------
FROM FUND SHARE TRANSACTIONS:
  Net asset value of 477,558 shares and 367,877 shares issued to common
     stockholders for reinvestment of dividends in 2001 and 2000, respectively          $  1,439              $   1,247
  Repurchase of Auction Term Preferred Stock (2,000 shares) in 2000 (Note 4)                  --                (50,000)
                                                                                        --------              ---------
     (Decrease) increase in net assets resulting from fund share transactions           $  1,439              $ (48,753)
                                                                                        --------              ---------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($652 and $1,614 per preferred share in 2001 and 2000,
     respectively)                                                                      $ (4,171)             $ (12,764)
  Net swap settlement receipts (disbursements)                                              (277)                   708
  Common Dividends:
     From net investment income ($.16 and $.43 per share in 2001 and 2000,
        respectively)                                                                    (10,814)               (28,484)
                                                                                        --------              ---------
      Decrease in net assets resulting from distributions to stockholders               $(15,262)             $ (40,540)
                                                                                        --------              ---------
Total net (decrease) increase in net assets                                             $  3,409              $(116,287)
                                                                                        --------              ---------
NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK:
  Beginning of period                                                                   $351,928              $ 468,215
                                                                                        --------              ---------
  End of period (including $2,757 and $479 of undistributed net investment
     income at June 30, 2001 and December 31, 2000, respectively)                       $355,337              $ 351,928
                                                                                        ========              =========

                     The accompanying notes are an integral
                      part of these financial statements.

                     The New America High Income Fund, Inc.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                               FOR THE SIX MONTHS
                                                     ENDED
                                                  JUNE 30, 2001                 FOR THE YEARS ENDED DECEMBER 31,
                                                  (UNAUDITED)(c)      2000        1999      1998 (c)    1997 (c)     1996
                                                ------------------    ----        ----      --------    --------     ----

NET ASSET VALUE:
 Beginning of period                                  $ 2.85         $ 3.86      $ 4.16      $ 5.03      $ 4.94      $ 4.71
NET INVESTMENT INCOME                                    .25            .60         .66         .71#        .70#        .69
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 OTHER FINANCIAL INSTRUMENTS                             .01          (1.00)       (.30)       (.81)#       .25#        .22
                                                      ------         ------      ------      ------      ------      ------
   TOTAL FROM INVESTMENT
    OPERATIONS                                           .26           (.40)        .36        (.10)        .95         .91
                                                      ------         ------      ------      ------      ------      ------
DISTRIBUTIONS:
 Dividends from net investment income:
   To preferred stockholders (including
    net swap settlement receipts/payments)              (.07)          (.18)       (.18)       (.17)       (.16)       (.16)
    To common stockholders                              (.16)          (.43)       (.48)       (.54)       (.53)       (.52)
 Dividends in excess of net investment income:
   To common stockholders                                 --             --          --          --        (.01)         --
                                                      ------         ------      ------      ------      ------      ------
   TOTAL
    DISTRIBUTIONS                                       (.23)          (.61)       (.66)       (.71)       (.70)       (.68)
                                                      ------         ------      ------      ------      ------      ------
Effect of rights offering and related expenses;
  and Auction Term Preferred Stock offering
  costs and sales load                                    --             --          --        (.06)       (.16)         --
                                                      ------         ------      ------      ------      ------      ------
NET ASSET VALUE:
 End of period                                        $ 2.88         $ 2.85      $ 3.86      $ 4.16      $ 5.03      $ 4.94
                                                      ======         ======      ======      ======      ======      ======
PER SHARE MARKET VALUE:
 End of period                                        $ 3.00         $ 2.63      $ 3.13      $ 4.25      $ 5.63      $ 5.13
                                                      ======         ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN+                               20.26%         (3.84)%    (16.92)%    (15.15)%     21.97%      19.89%
                                                      ======         ======      ======      ======      ======      ======


                     The accompanying notes are an integral
                      part of these financial statements.


                                               FOR THE SIX MONTHS
                                                     ENDED
                                                 JUNE 30, 2001                FOR THE YEARS ENDED DECEMBER 31,
                                                 (UNAUDITED)(c)     2000        1999      1998 (b)     1997 (b)     1996
                                               ------------------   ----        ----      --------     --------     ----
NET ASSETS, END OF PERIOD, APPLICABLE
  TO COMMON STOCK (a)                             $195,337        $191,928    $258,215    $273,518     $243,625   $176,408
                                                  ========        ========    ========    ========     ========   ========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO PREFERRED STOCK (a)                          $160,000        $160,000    $210,000    $210,000     $150,000   $100,000
                                                  ========        ========    ========    ========     ========   ========
TOTAL NET ASSETS, END OF PERIOD (a)               $355,337        $351,928    $468,215    $483,518     $393,625   $276,408
                                                  ========        ========    ========    ========     ========   ========
EXPENSE RATIOS:
  Ratio of preferred and other debt
     expenses to average net assets*      .            .19%**          .19%        .18%        .14%         .13%       .16%
  Ratio of operating expenses to average
     net assets*                                      1.09%**          .99%        .89%        .82%         .92%      1.16%
                                                  --------        --------    --------    --------     --------   --------
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS*                                         1.28%**         1.18%       1.07%        .96%        1.05%      1.32%
                                                  ========        ========    ========    ========     ========   ========
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS*                                16.96%**        17.46%      16.36%      15.22%       13.86%     14.36%
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON
  AND PREFERRED STOCK                                  .72%**          .64%        .60%        .58%         .66%       .83%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS APPLICABLE TO
  COMMON AND PREFERRED STOCK                          9.50%**         9.41%       9.16%       9.26%        8.75%      9.05%
PORTFOLIO TURNOVER RATE                              48.25%**        45.58%      66.74%     124.67%      108.84%     53.45%

(a) Dollars in thousands.
(b) The Fund issued Series C ATP on May 6, 1997 and Series D ATP on May 20, 1998. The per share data and ratios for the years ended December 31, 1997 and 1998 reflect these transactions.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share or net realized and unrealized gains and losses per share for the six months ended June 30, 2001. The effect of this change did increase the ratio of net investment income to average net assets from 16.49% to 16.96%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders. Total expenses for the six months ended June 30, 2001 were $1,294 versus total expenses of $1,466 for the six months ended June 30, 2000.
**  Annualized.
# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994, March 1997 and March 1998 rights offerings.
+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

                     The accompanying notes are an integral
                      part of these financial statements.

                     The New America High Income Fund, Inc.

INFORMATION REGARDING
SENIOR SECURITIES

                                              JUNE 30, 2001                         AS OF DECEMBER 31,
                                               (UNAUDITED)       2000          1999           1998         1997          1996
                                               ------------      ----          ----           ----         ----          ----
TOTAL AMOUNT OUTSTANDING:
  Preferred Stock                             $160,000,000   $160,000,000   $210,000,000  $210,000,000  $150,000,000  $100,000,000

ASSET COVERAGE:
  Per Preferred Stock Share (1)               $     55,521   $     54,989   $     55,740  $     57,562  $     65,604  $     69,102

INVOLUNTARY LIQUIDATION PREFERENCE:
  Preferred Stock Share (2)                   $     25,000   $     25,000   $     25,000  $     25,000  $     25,000  $     25,000

APPROXIMATE MARKET VALUE:
  Per Preferred Stock Share (2)               $     25,000   $     25,000   $     25,000  $     25,000  $     25,000  $     25,000

(1) Calculated by subtracting the Fund's total liabilities (not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(2) Plus accumulated and unpaid dividends.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING AND OTHER POLICIES

   The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

   The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

   See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

   The Fund's financial statements have been prepared in conformity with generally accepted accounting principles in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $4,919,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

   (b) INTEREST AND DIVIDEND INCOME--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. All income on original issue discount and step interest bonds is accrued based on the effective interest method for both financial reporting and tax reporting purposes as required by federal income tax regulations. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

   As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies, released in December, 2000 and began amortizing discount and premium for all debt securities. Prior to January 1, 2001, the Fund did not amortize discount or premium on corporate securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $394,000 increase in cost of securities and undistributed net investment income and a corresponding $394,000 increase in net unrealized depreciation based on securities held by the Fund at December 31, 2000. The cumulative effect of this change as of December 31, 2000 was recorded by the Fund in the Balance Sheet as of June 30, 2001. The effect of this change for the six months ended June 30, 2001, was to increase net investment income by $474,000, increase net realized loss by $570,000 and increase change in net unrealized depreciation by $96,000. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

   (c) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.


(2) TAX MATTERS AND DISTRIBUTIONS

   At December 31, 2000, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $422,723,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $3,197,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $82,719,000. Net unrealized loss on investments and interest rate swaps for tax purposes at December 31, 2000 was approximately $79,522,000.

   At December 31, 2000, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:


    CARRYOVER AVAILABLE                  EXPIRATION DATE
    -------------------                  ---------------
       $  2,227,000                     December 31, 2002
         35,580,000                     December 31, 2007
         21,821,000                     December 31, 2008
        -----------
        $59,628,000
        ===========

   To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

   Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

   As noted above, the Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy results in additional interest income for financial reporting purposes. The Fund does not amortize market discounts for tax purposes. Therefore, the additional interest income for financial reporting purposes does not result in additional common dividend income.

   In accordance with AICPA Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of December 31, 2000, the Fund has reclassified approximately $125,000 primarily related to amortization of market discounts on corporate bonds from accumulated net realized loss from securities trans-actions to undistributed net investment income. The Fund has also reclassified approximately ($29,000) to capital in excess of par value consisting of approximately ($53,000) and $82,000 from accumulated net realized loss and undistributed net investment income, respectively, to reflect the permanent differences resulting from the tax accounting for interest rate swap agreements entered into by the Fund. The difference between earnings for financial statement purposes and earnings for tax purposes is primarily due to the tax treatment of the amortization of market discounts on corporate bonds.

(3) INVESTMENT ADVISORY AGREEMENT

   Wellington Management Company, LLP, the Fund's Investment Advisor, earned approximately $455,000 in management fees during the six months ended June 30, 2001. Management fees paid by the Fund to Wellington Management are calculated at .45 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock ($195.3 million at June 30, 2001). At June 30, 2001, the fee payable to the Investment Advisor was approximately $74,000, which was included in accrued expenses on the accompanying balance sheet.

(4) AUCTION TERM PREFERRED STOCK (ATP)

   The Fund had 6,400 shares of ATP issued and outstanding at June 30, 2001. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 3.87% to 6.95% for the six months ended June 30, 2001. The average dividend rate as of June 30, 2001 was 4.00%.

   The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP AUCTION-RELATED MATTERS

   Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

   After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of .25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $197,000 for service charges through June 30, 2001. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) INTEREST RATE SWAPS

   The Fund entered into two interest payment swap arrangements with Fleet Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to each of the Swap Arrangements the Fund makes payments to Fleet on a monthly basis at fixed annual rates. In exchange for such payments Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 4.03% to 6.77% for the six months ended June 30, 2001. The effective date, notional amount, maturity and fixed rates of the swaps are as follows:

                  NOTIONAL                             FIXED
EFFECTIVE         CONTRACT                            ANNUAL
  DATE             AMOUNT           MATURITY           RATE
  2/8/99        $35 million          2/7/04           5.830%
  5/8/01        $70 million          5/8/06           5.395%

   Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

   The Fund accounts for interest rate swaps in accordance with the Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the six months ended June 30, 2001, the Fund's obligations under the swap agreements were more than the amount received from Fleet by approximately $277,000 and is included in the accompanying statement of operations.

   The estimated fair value of the interest rate swap agreements at June 30, 2001 amounted to approximately $475,000 unrealized loss and is presented in the accompanying balance sheet.

(7) REPURCHASE AGREEMENTS

   At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

   The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(8) PURCHASES AND SALES OF SECURITIES

   Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2001 were as follows:

Purchases of securities                         $89,894,000
Sales of securities                             $80,689,000

(9) CERTAIN TRANSACTIONS

   A partner of Goodwin Procter, general counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin, Procter & Hoar amounted to approximately $78,000 for the six months ended June 30, 2001. The Fund paid approximately $150,000 during the six months ended June 30, 2001 to two officers of the Fund for the provision of certain administrative services.

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

                     The New America High Income Fund, Inc.

DIRECTORS
Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad

DIRECTOR EMERITUS
Franco Modigliani

OFFICERS
Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

INVESTMENT ADVISOR
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

ADMINISTRATOR
The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

                                     THE NEW
                                     AMERICA
                                   HIGH INCOME
                                    FUND, INC.

-----------
SEMI-ANNUAL
-----------
REPORT
------
JUNE 30, 2001
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